Supplement Dated January 10, 2020
To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/VanEck International Gold Fund, please delete “Tax risk”.

In the section entitled, “Additional Information About the Funds,” under “Principal Risks of Investing in the Fund,” for the JNL/VanEck International Gold Fund, please delete “Tax risk”.

Effective January 1, 2020, in the section entitled “Tax Status,” under subsection “Partnership Funds,” please add the following before the first paragraph:

Effective January 1, 2020, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/DFA U.S. Small Cap Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/PIMCO Investment Grade Credit Bond Fund

This Supplement is dated January 10, 2020.

Supplement Dated January 10, 2020
To The Statement of Additional Information
 Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

Effective January 1, 2020, on pages 81-82, in the section entitled, “Trustees and Officers of the Trust,” please delete the table rows for William J. Crowley, Jr. and Edward C. Wood in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Crowley, Jr. (74) 1 Corporate Way Lansing, MI 48951	Chair of the Board (1/2018 to 12/2019) Trustee [2] (1/2018 to present)	141
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)
Other Directorships Held by Trustee During Past 5 Years:
Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Edward C. Wood (63) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee [2] (12/2018 to present)	141
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None

Effective January 1, 2020, on pages 85-96, in the section entitled, “Trustees and Officers of the Trust,” under “Committees of the Board of Trustees,” please delete section in the entirety and replace with the following:

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.  Messrs. Anyah, Crowley, Gillespie, Rybak, and Wehrle are members of the Audit Committee.  Mr. Wehrle serves as Chair of the Audit Committee.  Mr. Wood is an ex officio member of the Audit Committee. The Audit Committee had seven meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Ms. Patricia A. Woodworth, P.O. Box 30902, Lansing, Michigan 48909-8402. Mses. Woodworth, Carnahan, and Engler and Mr. Bouchard are members of the Governance Committee.  Ms. Woodworth serves as Chair of the Governance Committee.  Mr. Wood is an ex officio member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

The three Investment Committees review the performance of the Funds.  Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each Independent Trustee sits on one of the three Committees.  Mses. Carnahan and Woodworth and Messrs. Crowley and Wehrle are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Anyah, Nerud, and Wood and Ms. Engler are members of Investment Committee B.  Mr. Anyah serves as Chair of Investment Committee B.  Messrs. Bouchard, Gillespie, and Rybak are members of Investment Committee C.  Mr. Gillespie serves as Chair of Investment Committee C. In the last fiscal year, Investment Committees A and B had three meetings and Investment Committee C had two meetings.

Effective January 1, 2020, on page 87, in the section entitled, “Trustees and Officers of the Trust,” under “Trustee Compensation,” please delete the first two paragraphs in the entirety and replace with the following:

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2020, each Independent Trustee is paid by the Fund Complex an annual retainer of $230,000, as well as a fee of $16,000 for each in-person meeting of the Board attended.  The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. For each telephonic meeting of the Board attended, each Independent Trustee is paid a fee of $6,000. The Chairman of the Board of Trustees receives an additional annual retainer of $102,000.  The Chair of the Audit Committee receives an additional annual retainer of $27,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $4,000 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $22,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $4,000 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $17,000 for his or her services in that capacity.  The Investment Committees typically have telephonic meetings three times per year, in addition to their in-person meetings, which take place concurrently with Board meetings. The members of each Investment Committee receive $4,000 per telephonic Investment Committee meeting. If an Independent Trustee participates in an in-person Board meeting by telephone, the Independent Trustee will receive half of the meeting fee.

The Independent Trustees receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, the Independent Trustees do not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather receive the greater of $2,500 or the meeting fee.

This Supplement is dated January 10, 2020.